                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  ------------

      Date of Report (Date of earliest event reported): September 18, 2001

                                 --------------


                       AMERICAN INTERNATIONAL GROUP, INC.

          Delaware                         1-8787                            13-2592361
(State or other jurisdiction      (Commission File Number)        (I.R.S. Employer Identification
      of organization)                                                         Number)

                                 70 Pine Street
                               New York, New York
                                 (212) 770-7000

                                EXPLANATORY NOTE

         This Current Report on Form 8-K is filed for the purpose of filing the most recent annual, quarterly and current reports of American General Corporation ("American General"), a wholly owned subsidiary of American International Group, Inc. ("AIG").



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Exhibits

              23 Consent of Ernst & Young LLP, independent auditors for American General Corporation

              The following Reports of American General are incorporated by reference in their entirety as Exhibits to this Current Report on Form 8-K.

              99.1 American General's Annual Report on Form 10-K for the year ended December 31, 2000

              99.2 American General's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001

              99.3 American General's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001

              99.4 American General's Current Report on Form 8-K dated May 11, 2001

              99.5 American General's Current Report on Form 8-K dated July 27, 2001

              99.6 American General's Current Report on Form 8-K dated August 29, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN INTERNATIONAL GROUP, INC.


                                         By: /s/ Kathleen E. Shannon
                                             ----------------------------------
                                             Name: Kathleen E. Shannon
                                             Title: Vice President and Secretary




Date:  September 18, 2001

                                  EXHIBIT INDEX

Exhibit Number                   Description                                 Location
--------------                   -----------                                 --------

     23            Consent of Ernst & Young, LLP            Filed herewith
                   independent auditors for
                   American General Corporation.

     99.1          American General's Annual Report on      Incorporated herein by reference to American
                   Form 10-K for the year ended             General's Annual Report on Form 10-K filed
                   December 31, 2000                        March 28, 2001 (File No. 001-08787)

     99.2          American General's Quarterly Report on   Incorporated herein by reference to American
                   Form 10-Q for the quarter ended          General's Quarterly Report on Form 10-Q filed
                   March 31, 2001                           May 15, 2001 (File No. 001-08787)

     99.3          American General's Quarterly Report      Incorporated herein by reference to American
                   on Form 10-Q for the quarter ended       General's Quarterly Report on Form 10-Q filed
                   June 30, 2001                            August 14, 2001 (File No. 001-08787)

     99.4          American General's Current Report on     Incorporated herein by reference to American
                   Form 8-K filed May 11, 2001              General's Current Report on Form 8-K filed
                                                            May 11, 2001 (File No. 001-08787)

     99.5          American General's Current Report on     Incorporated herein by reference to American
                   Form 8-K filed July 27, 2001             General's Current Report on Form 8-K filed
                                                            July 27, 2001 (File No. 001-08787)

     99.6          American General's Current Report on     Incorporated herein by reference to American
                   Form 8-K filed August 29, 2001           General's Current Report on Form 8-K filed
                                                            August 29, 2001 (File No. 001-08787)